Exhibit 99.1

GLG Partners, Inc. Credit Suisse Insurance and Asset Management Conference NOVEMBER 14, 2007

FORWARD-LOOKING STATEMENTS Nothing in this presentation should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services. This presentation contains statements relating to future results (including certain projections and business trends) of GLG Partners, Inc. ("GLG") that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: market conditions for GLG managed investment funds; performance of GLG managed investment funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG's key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG's business in size and geographically; operational risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG's resources; risks related to the use of leverage, the use of derivatives, interest rates and currency fluctuations; costs related to the acquisition, as well as other risks and uncertainties, including those set forth in GLG's filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

GLG NOW A PUBLIC COMPANY GLG is a NYSE-listed, US public company with operations in London, New York and the Cayman Islands. The company accessed the public markets through a reverse acquisition transaction in November 2007. GLG is one of the world's leading alternative asset managers Over $23 billion in gross assets under management ("AUM")(1) as of September 30, 2007 Strong and sustained investment performance with approximately 17% net annual returns in alternative strategies since 1997 37% CAGR in gross AUM since 2001; 47% since 2005 Deep and talented team of investment professionals GLG is trading on the NYSE under the symbol GLG Equity market capitalization is approximately $4.6 billion ($4.2 billion common equity and $0.5 billion in warrants) The common equity float is roughly $735 million(2) Management and employees own 54% of GLG on a fully diluted basis(3) Note: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Based on GLG's share price of $13.90 and warrant price of $6.20 as of November 12, 2007. 3. Based on the treasury stock method. 1

GLG IS A LEADING ALTERNATIVE ASSET MANAGER GLG is a multi-strategy alternative asset manager based in London with over $23 billion in gross AUM as of September 30, 2007(1) Largest independent alternative asset manager in Europe. 11th largest alternative asset manager globally(2) Focus on equity, emerging markets, convertible and credit strategies in approximately 40 funds comprising both alternative and long-only strategies Attractive foundation of ultra-high net worth / high net worth clients representing roughly half of GLG's AUM Over 340 people(3), including 123 investment professionals, located in London, New York and the Cayman Islands Founded in 1995 with a long history of strong and sustained investment performance Winner of numerous major industry awards. Recent awards include: GLG Partners LP Winner 2006 and 2007 No. 1 Hedge Fund (Based on All Votes) GLG Partners LP Winner 2006 Best Hedge Fund Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Source: Institutional Investor / Alpha Magazine, May 2007. 3. Includes contractors and temporary personnel as well as employees of GLG Inc., an independently owned dedicated service provider in New York that GLG has entered into an agreement to acquire. 2

GLG'S KEY GROWTH STRATEGIES Extend Strong Investment Track Record Dedicated to achieving substantial absolute returns for clients Committed to recruiting, training, retaining and motivating the top investment talent in the world Expand Investment Products and Strategies Focused on continuing to grow the number of funds and strategies (currently approximately 40 fund products) Continued emphasis on innovation and responsiveness to market opportunities and client demands Averaged five new product launches per year over the last five years Build on Success in Europe and UK to Penetrate Other Major Markets Expand client relationships and distribution capabilities in the US, Middle East and Asia, regions where GLG currently has modest representation but sees significant growth opportunities For example, the US currently represents 57% of global alternative assets(1), but a de minimus portion of GLG's AUM Leverage new strategic investors: Istithmar and Sal. Oppenheim Note: 1. Source: Hedge Fund Research, Inc. 3

TWO NEW STRATEGIC INVESTORS: ISTITHMAR AND SAL. OPPENHEIM Istithmar and Sal. Oppenheim each own approximately 2% equity stakes on a fully diluted(1) basis purchased from a former GLG principal in August 2007. Both will also be investors in GLG managed funds Istithmar Government of Dubai-owned private equity and alternative investment firm Headquartered in Dubai, UAE with offices in New York and Shanghai Intend to focus relationship on broadening GLG's Middle Eastern distribution, product development and investment opportunities Sal. Oppenheim Europe's largest independent private bank Headquartered in Cologne, Germany and family owned since its foundation in 1789 Focus on asset management and investment banking Intend to focus relationship on product development tailored for the German market 4 Note: 1. Based on treasury stock method at GLG share price of $13.90 as of November 12, 2007.

GLG'S SIGNIFICANT AUM GROWTH HAS BEEN DRIVEN BY... GLG's gross AUM(1) have grown at a CAGR of 37% since December 2001 Organic growth has been strong; relative to starting gross AUM, net inflows have averaged 22% since 2000 and 23% since 2005(1). With $23.6 billion in gross AUM(2), GLG is one of the world's largest alternative asset managers Notes: 1. Uses net inflows for the first nine months of 2007 that are not annualized. 2. See "Description of Gross and Net Assets Under Management" in Appendix for definition. ($ BN) 5

CTA Fund (1) 1% Single Manager Alternative Strategy Funds (18) 62% ....GLG'S DIFFERENTIATED MULTI-STRATEGY APPROACH AND... Notes: Data as at September 30, 2007 based on gross AUM. See "Description of Gross and Net Assets Under Management" in Appendix for definition of "gross AUM". Figures in parentheses indicate number of funds within each strategy. * Funds launched November 01, 2007. Not included in analysis above. AUM breakdown by investment strategy Sub-breakdown of single manager alternative strategy funds 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD GLG Balanced GLG Capital Appreciation GLG Performance GLG Global Convertible GLG Opportunity (restructured into the GLG Global Opportunity Fund in 2002) GLG Market Neutral GLG European Equity GLG Global Convertible UCITS GLG Capital Appreciation (Distributing) GLG Performance (Distributing) GLG European Long-Short GLG Global Aggressive Prescient Alpha GLG European Opportunity GLG North American Opportunity GLG Financials GLG Technology GLG Credit GLG Multi Strategy GLG MMI Enhanced GLG Japanese Long-Short GLG Global Futures GLG North American Equity GLG Alpha Select GLG Emerging Markets GLG Consumer GLG MMI Japanese Opportunity GLG Global Utilities GLG Global Convertible UCITS (Distributing) GLG Event Driven GLG Absolute Return Bond GLG MMI Directional GLG Esprit GLG UK Select Equity GLG MMI Enhanced II GLG Emerging Markets Special Situations GLG Environment GLG Alpha Capture GLG UK Select Equity (Distributing) GLG Emerging Equity Fund* GLG Emerging Currency and Fixed Income Fund* Cash and Individual Securities 1% External FoHFs (5) 3% Managed Accounts 8% Internal FoHFs (3) 7% Long-Only Funds (13) 19% Mixed Asset Long-Short Funds (2) 26% Multi-Strategy Arbitrage Fund (1) 17% Convertible Bond Fund (1) 4% Credit Long-Short Funds (2) 4% Equity Long-Short Funds (11) 48% Single Manager Alternative Strategy Funds (18) 62% 6

.... GLG'S STRONG AND SUSTAINED TRACK RECORD OF INVESTMENT PERFORMANCE Since the first fund launched in 1997, GLG has achieved a 16.8% net-of-fees annualized dollar-weighted return on its alternative strategies through September 2007 Annualized Returns 16.8% 15.0% 6.4% 10.1% 6.8% 4.9% 5.8% Rebased Index Value Note: Dollar-weighted average returns are calculated as the composite performance of all constituent funds, weighted by fund size. Performance measured by core class in each fund. First GLG fund began trading in January 1997; as a result, indices are rebased to 100 as at January 1, 1997, with monthly datapoints through to September 30, 2007. Annualized returns calculated on basis of monthly pricing data. * Figures include estimated October performance data. 7 Alternative (%) Total (%) YTD 07* 19.1 17.6 LTM* 28.0 25.1 2006 19.5 17.1 2005 10.4 12.5 2004 8.2 8.8

SUBSTANTIAL NET RETURNS, WITH LOW INTER-FUND CORRELATION, SINCE INCEPTION Fund return correlations(2) Fund return correlations(2) Fund return correlations(2) Fund return correlations(2) Fund return correlations(2) Fund return correlations(2) Fund return correlations(2) Fund return correlations(2) Fund return correlations(2) Gross AUM(1) Inception Date Perf. Since Inception Net Ann. Return European Long-Short Emerging Markets Market Neutral North American Opportunity Global Convertible UCITS European Equity Capital Appreciation S&P 500 Index MSCI World Index Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies Alternative Strategies European Long-Short MSCI Europe Index $3.2bn Oct 2000 144% 4% 13.6% 0.6% 1.00 0.59 0.55 0.57 0.19 0.23 0.34 (0.02) 0.06 Emerging Markets (No comparable index) $3.1bn Nov 2005 165% n/a 66.2% n/a 0.59 1.00 0.50 0.29 0.47 0.48 0.50 0.18 0.29 Market Neutral MSCI World Index $2.5bn Jan 1998 495% 57% 20.1% 4.8% 0.55 0.50 1.00 0.53 0.53 0.28 0.55 0.16 0.26 North American Opportunity S&P 500 Index $1.3bn Jan 2002 66% 33% 9.2% 5.1% 0.57 0.29 0.53 1.00 0.51 0.38 0.62 0.31 0.37 Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Long-only Strategies Global Convertible UCITS ML Global 300 Convertible Index MSCI World Index $1.4bn Mar 1999 109% 71% 30% 9.0% 6.5% 3.1% 0.19 0.47 0.53 0.51 1.00 0.76 0.84 0.64 0.72 European Equity MSCI Europe Index $1.3bn Feb 1999 170% 31% 12.1% 3.1% 0.23 0.48 0.28 0.38 0.76 1.00 0.76 0.75 0.85 Capital Appreciation Index(3) $0.9bn Mar 1997 229% 75% 11.8% 5.4% 0.34 0.50 0.55 0.62 0.84 0.76 1.00 0.65 0.75 Notes: Data as at September 30, 2007. Funds listed represent GLG's seven largest funds excluding fund of funds and managed accounts. AUM figures include distributing variants of funds, where applicable. Returns data are for core class in non-distributing fund and are calculated on basis of daily pricing data, where applicable. 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Correlations calculated based on monthly returns from fund inception date to September 30, 2007. 3. 65% MSCI World Index, 35% JP Morgan Government Bond Index. 8

STRONG FINANCIAL PERFORMANCE 9 ($ MM) 3Q 2007 3Q YoY ^ YTD(1) YTD(1) YoY ^ LTM(1) 2006 Gross AUM(2) 23,593 48% 23,593 48% 23,593 17,596 Net AUM(2) 20,466 49% 20,466 49% 20,466 15,154 Average net AUM(3) 19,533 44% 17,576 43% 16,805 12,890 Management fees 79 67% 199 53% 255 186 Performance fees(4) 1 NM 344 94% 562 395 Administration fees 16 79% 43 72% 53 35 Other 7 NM 8 318% 11 5 Total net revenues and other income 103 79% 594 78% 880 621 Employee compensation and benefits (29) NM (111) NM (161) (168) General, administrative and other (26) 56% (80) 82% (104) (68) Net interest income 3 196% 5 30% 6 5 Income tax expense (5) 163% (33) 123% (47) (29) GAAP net income 46 27% 375 135% 574 360 Deduct: limited partner profit share(5) (17) (32%) (208) 171% (332) (201) Non-GAAP adjusted net income(5) 29 160% 168 101% 241 158 Non-GAAP comprehensive limited partner profit share, compensation and benefits(6) (46) 60% (318) 63% (493) (370) Notes: 1. LTM period is October 1, 2006 to September 30, 2007; YTD period is January 1, 2007 to September 30, 2007. 2. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 3. Calculated as quarterly average. 4. Includes only crystallized performance fees. 5. Adjusted net income is a non-GAAP financial measure which includes limited partner profit shares to certain GLG individuals who ceased to be employees when GLG established its limited partner profit share arrangement at the end of June 30, 2006. These individuals hold direct or indirect limited partnership interests in entities which had previously employed them. GLG management consider adjusted net income as an appropriate measure to assess business performance as it reflects the cost of the services provided to GLG by participants in the limited partner profit share arrangement and employees. 6. Non-GAAP limited partner profit share, compensation and benefits is the sum of employee compensation and benefits and limited partner profit share.

KEY PERFORMANCE RATIOS 11 3Q 2007 3Q YoY ^ YTD(1) YTD(1) YoY ^ LTM(1) 2006 Management and administration fees / Avg. net AUM(2) 1.9% 0.29% 1.8% 0.16% 1.8% 1.7% Total net revenues and other income / Avg. net AUM(2) 2.1% 0.42% 4.5% 0.89% 5.2% 4.8% Non-GAAP employee compensation and limited partner profit share / Total net revenues and other income 45% (5.39%) 54% (4.73%) 56% 60% General, administrative and other expenses / Total net revenues and other income 25% (3.72%) 13% 0.32% 12% 11% Non-GAAP adj. net income / Total net revenues and other income 28% 8.82% 28% 2.99% 27% 25% Effective income tax rate 14% 0.11% 16% 1.52% 16% 16% Notes: 1. LTM period is October 1, 2006 to September 30, 2007; YTD period is January 1, 2007 to September 30, 2007. 2. Ratios annualized for 3Q 2007 and YTD. Quarterly average net AUM for a given period is calculated by averaging the AUM figures at the start of the period, and at the end of each quarter during the period concerned.

HEALTHY ORGANIC AUM GROWTH 12 Note: Net inflows over a period can distort net performance when expressed as a percentage of opening AUM. Net performance is based on both opening AUM and inflows during the period and can be influenced by heavy inflows and fluctuations in currency. Net inflows were strong in 3Q 2007 and that trend has continued into 4Q 2007

GLG IS A WORLD-CLASS FRANCHISE Leading Alternative Investment Manager GLG Team and Culture Multi-Strategy Approach Including Long-Only Products Strong and Sustained Investment Performance World-Class Client Base Rigorous Risk Management and Controls Management Depth, Experience and Commitment 13

APPENDIX

KEY DRIVERS OF FINANCIAL PERFORMANCE Key Drivers Assets under management Diversity of product offerings Funds' performance Low correlation of funds' returns Management, administration and performance fee rates Key Drivers Market for investment management talent Expense management Revenues Management fees Administration fees Performance fees Expenses Compensation & other personnel expenses General & administrative expenses 14

HISTORY OF GLG GLG was founded by Noam Gottesman, Pierre Lagrange and Jonathan Green in 1995 as a division of Lehman Brothers Founders had worked together at Goldman Sachs Private Client Services since late 1980s GLG began to offer fund products in early 1997 Became an independent business in 2000, with Lehman Brothers initially holding a 20% minority interest (currently 10.1% fully diluted(1)) Since 2000, GLG has made considerable investments developing a cohesive investment management team and robust platform Headcount growth from 55 in 2000 to over 340 today(2) GLG accessed the public markets through a reverse acquisition transaction with Freedom in November 2007 Note: 1. Based on treasury stock method at GLG share price of $13.90 as of November 12, 2007. 2. Includes contractors and temporary personnel as well as employees of GLG Inc., an independently owned dedicated service provider that GLG has entered into an agreement to acquire. 15

TAXES GLG will not be impacted by proposed US tax legislation regarding the taxation of publicly- held private equity firms and hedge funds structured as partnerships. As a US corporation, GLG pays and will pay US corporate taxes GLG will not be impacted by possible US tax legislation regarding the tax rates imposed on "carried interest" earnings. GLG earns fee income and does not receive a "carried interest" GLG expects its "effective" tax rate (taxes plus certain cumulative dividends(1) divided by pre- tax adjusted income) to be in the range of 17% to 23% over the next three years, but the "effective" tax rate will depend on a number of factors: Jurisdictions in which GLG does business and the income taxes in those jurisdictions Relative growth rates in earnings in the jurisdictions in which GLG does business GLG's low expected "effective" tax rate going forward is primarily the result of the asset basis step-up and associated 15-year goodwill amortization deduction for US tax purposes as a result of the transaction (approximately $214 million per year). 16 Note: 1. Cumulative dividends are the distributions for taxes to the holder of exchangeable shares of FA Sub 2 Limited, a subsidiary of GLG Partners, Inc.

LIMITED PARTNER PROFIT SHARE ARRANGEMENT Mid-2006, GLG entered into partnerships with a number of its key personnel These individuals: Ceased being employees and became holders of direct or indirect limited partnership interests in GLG entities and provide services to GLG directly or through two limited liability partnerships Are entitled to: Priority drawings paid as a partnership draw: a fixed base limited partner profit share and a variable limited partner profit share which is contractually linked to management fees and performance fees attributable to the individuals concerned. Discretionary limited partner profit share which is determined by management in its sole discretion When assessing business performance, GLG management adds limited partner profit share to employee compensation expense to show the total cost of services provided to GLG by both participants in the limited partner profit share arrangement and employees The portion of GLG's profits comprising the limited partner profit share is included in income before taxes but is subject to tax at the level of the limited partners and is not subject to corporation tax 17

SUMMARY OF GLG WARRANTS (GLG WS) Public Offering Warrants Founders' Warrants Sponsors' Warrants Co-Investment Warrants Outstanding(1) 52,800,000 12,000,003 4,500,000 5,000,000 Exercise Price $7.50 $7.50 $7.50 $7.50 Exercise Period(2) Later of: (i) consummation of a Business Combination, or (ii) December 28, 2007 Closing price > $14.25 for 20 trading days within a 30 trading day period beginning 90 days after a Business Combination Same as Public Offering Warrants Same as Public Offering Warrants Redemption Conditions All outstanding warrants are redeemed Closing price >$14.25 on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date the redemption notice is given N/A as long as held by founders or their permitted transferees N/A as long as held by founders or their permitted transferees Same as Public Offering Warrants Redemption Notice No less than 30 days prior to redemption N/A N/A Same as Public Offering Warrants Redemption Price $0.01 per warrant N/A N/A Same as Public Offering Warrants "Cashless Exercise" Only applicable to warrants exercised in a redemption period If Public Offering Warrants become exercisable and are called for redemption, founders and sponsors will agree to amend to provide for cashless exercise Same as Founders' Warrants Same as Public Offering Warrants 18 Notes: 1. Assumes no warrants are repurchased and retired. 2. No warrants may be exercised unless an SEC registration statement covering the shares of common stock underlying the warrant is effective.

PRO FORMA FULLY DILUTED SHARE COUNT AT DIFFERENT SHARE PRICES Notes: Based on treasury stock method. Using the stock price of $13.90 as of November 12, 2007, the fully diluted share count is 334.0 million. Assumes no warrants are repurchased and retired. Share price Fully diluted shares $10.00 318.4 million $10.50 321.0 million $11.00 323.4 million $11.50 325.6 million $12.00 327.7 million $12.50 329.5 million $13.00 331.2 million $13.50 332.8 million $14.00 334.3 million $14.50 335.7 million $15.00 337.0 million $15.50 338.1 million $16.00 339.3 million 19

DESCRIPTION OF GROSS AND NET ASSETS UNDER MANAGEMENT GLG's funds make use of fund-in-fund reinvestment in the following ways: GLG's internal fund of hedge fund ("FoHF") products invest substantially all of their assets in GLG's single-manager alternative or long-only fund products; GLG's external FoHF products may invest a small proportion of their assets in GLG's single-manager alternative or long-only funds; and GLG's single-manager alternative fund products may invest some proportion of their assets in other GLG single-manager alternative fund products Gross AUM presentation includes assets invested from other GLG Funds Net AUM presentation is net of assets invested from other GLG Funds 20